Exhibit 10.4
Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled ANTARCTICA (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$274,658 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$96,130) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$109,863) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$41,199) payable upon Theatrical Release Date of the Film.

(d)	10% (US$27,466) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled ART OF BEING STRAIGHT (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$256,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$89,775) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$102,600) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$38,475) payable upon Theatrical Release Date of the Film.

(d)	10% (US$25,650) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled BLACK RAIN (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$242,843 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$84,995) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$97,137) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$36,426) payable upon Theatrical Release Date of the Film.

(d)	10% (US$24,284) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled BREAKFAST WITH SCOT (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$213,323 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$74,663) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$85,329) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,998) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,332) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.
AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled BROTHERHOOD V (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$227,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$79,538) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$90,900) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$34,088) payable upon Theatrical Release Date of the Film.

(d)	10% (US$22,725) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled BROTHERHOOD VI (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$267,750 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$93,713) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$107,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$40,163) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,775) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8.Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13.Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled CIAO (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (“Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$243,788 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$85,326) payable no later man two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$97,515) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$36,568) payable upon Theatrical Release Date of the Film.

(d)	10% (US$24,379) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of June 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled CTHULHU (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be August 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$264,965 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$92,738) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$105,986) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$39,745) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,496) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled DEATH AMONG FRIENDS (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$267,750 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$93,713) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$107,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$40,163) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,775) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled DREAM BOY (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$238,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$83,475) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$95,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$35,775) payable upon Theatrical Release Date of the Film.

(d)	10% (US$23,850) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition; distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of May 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled HOLDING TREVOR (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be July 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$287,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$100,450) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$114,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$43,050) payable upon Theatrical Release Date of the Film.

(d)	10% (US$28,700) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5, REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of March 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled HOUSE OF USHER (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be May 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$264,625 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$92,619) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$105,850) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$39,694) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,463) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled I CAN’T THINK STRAIGHT (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2.	Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$213,075 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$74,576) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$85,230) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,961) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,308) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled ICE BLUES (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2.	Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$211,793 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$74,127) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$84,717) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,769) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,179) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement: Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of March 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled KISS ME DEADLY (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be May 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$269,802 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$94,431) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$107,921) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$40,470) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,980) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled MY GAY CHRISTIAN BABY f/k/a Misconceptions (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$249,750 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$87,413) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$99,900) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$37,463) payable upon Theatrical Release Date of the Film.

(d)	10% (US$24,975) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of May 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled MURDER.COM (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be July 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$301,413 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$105,495) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$120,565) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$45,212) payable upon Theatrical Release Date of the Film.

(d)	10% (US$30,141) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of May 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled NO REGRET (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be July 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$429,845 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$150,446) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$171,938) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$64,477) payable upon Theatrical Release Date of the Film.

(d)	10% (US$42,985) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of May 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled ON THE OTHER HAND OF DEATH (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be July 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$283,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$99,225) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$113,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$42,525) payable upon Theatrical Release Date of the Film.

(d)	10% (US$28,350) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of April 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled POLAR OPPOSITES (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be June 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$269,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$94,325) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$107,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$40,425) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,950) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of July 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled QUEEN RAQUELA (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be September 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$381,465 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$133,513) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$152,586) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$57,220) payable upon Theatrical Release Date of the Film.

(d)	10% (US$38,147) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SEX POSITIVE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$240,450 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$84,158) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$96,180) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$36,068) payable upon Theatrical Release Date of the Film.

(d)	10% (US$24,045) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of January 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SHELTER (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be March 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$220,892 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$77,312) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$88,357) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$33,134) payable upon Theatrical Release Date of the Film.

(d)	10% (US$22,089) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of April 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SOLAR FLARE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be June 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$259,752 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$90,913) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$103,901) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$38,963) payable upon Theatrical Release Date of the Film.

(d)	10% (US$25,975) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled TRU LOVED (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$226,890 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$79,412) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$90,756) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$34,034) payable upon Theatrical Release Date of the Film.

(d)	10% (US$22,689) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of July 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled URGENCY (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be September 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$314,755 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$110,164) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$125,902) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$47,213) payable upon Theatrical Release Date of the Film.

(d)	10% (US$31,476) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement: Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability:If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of January 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled VIVERE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be March 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2.	Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$311,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$109,025) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$124,600) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$46,725) payable upon Theatrical Release Date of the Film.

(d)	10% (US$31,150) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled WATERCOLORS (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$261,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$91,350) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$104,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$39,150) payable upon Theatrical Release Date of the Film.

(d)	10% (US$26,100) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled THE WORLD UNSEEN (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$237,825 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$83,239) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$95,130) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$35,674) payable upon Theatrical Release Date of the Film.

(d)	10% (US$23,783) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of December 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled $9.99 (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be February 01, 2009 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$173,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$60,638) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$69,300) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,988) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,325) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright loss of the United States, and REGENT shall be deemed to be the sole author there of in all for all territories and purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled BLUE TOOTH VIRGIN (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$137,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$48,038) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$54,900) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$20,588) payable upon Theatrical Release Date of the Film.

(d)	10% (US$13,725) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled EICHMANN (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$211,500 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$74,025) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$84,600) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,725) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,150) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16 Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled ELEVEN MINUTES (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (‘Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$167,850 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$58,748) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$67,140) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,178) payable upon Theatrical Release Date of the Film.

(d)	10% (US$16,785) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies; In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement: Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled EVERYTHING YOU WANTED TO KNOW (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$210,960 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$73,836) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$84,384) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,644) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,096) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled FALL OF HYPERION (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$195,750 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$68,513) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$78,300) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$29,363) payable upon Theatrical Release Date of the Film.

(d)	10% (US$19,575) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled FASHION VICTIM a/k/a MURDER IN FASHION (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$170,640 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$59,724) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$68,256) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,596) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,064) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled HEAT WAVE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$202,343 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$70,820) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$80,937) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$30,351) payable upon Theatrical Release Date of the Film.

(d)	10% (US$20,234) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement, Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled INVISIBLE CHRONICLES (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2.	Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$210,960 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$73,836) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$84,384) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$31,644) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,096) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled JUST SAY LOVE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2.	Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$171,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$59,850) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$68,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,650) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,100) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled LEATHER JACKET LOVE STORY (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$155,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$54,338) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$62,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$23,288) payable upon Theatrical Release Date of the Film.

(d)	10% (US$15,525) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality:: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled LITTLE ASHES (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$119,115 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$41,690) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$47,646) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$17,867) payable upon Theatrical Release Date of the Film.

(d)	10% (US$11,912) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement: Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of September 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled MANUELA Y MANUEL (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be November 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$171,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$59,850) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$68,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,650) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,100) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled EDGAR ALLAN POE’S THE PIT AND THE PENDULUM (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$218,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$76,388) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$87,300) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$32,738) payable upon Theatrical Release Date of the Film.

(d)	10% (US$21,825) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of July 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled PLAYING WITH FIRE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be September 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$202,905 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$71,017) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$81,162) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$30,436) payable upon Theatrical Release Date of the Film.

(d)	10% (US$20,291) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of August 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SAVING MARRIAGE (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be October 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$161,100 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$56,385) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$64,440) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$24,165) payable upon Theatrical Release Date of the Film.

(d)	10% (US$16,110) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SERBIS (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$162,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$56,700) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$64,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$24,300) payable upon Theatrical Release Date of the Film.

(d)	10% (US$16,200) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

     16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SHAKE HANDS WITH THE DEVIL (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$173,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$60,638) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$69,300) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,988) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,325) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable

2

attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled SONG OF THE SPARROWS (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$177,750 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$62,213) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$71,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$26,663) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,775) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof). HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED: REGENT RELEASING L.L.C.
By:	/s/ Mark Reinhart
Its:

HERE NETWORKS L.L.C.
By:	/s/ Paul A. Colichman
Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled TAXIDERMIA (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$171,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$59,850) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$68,400) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$25,650) payable upon Theatrical Release Date of the Film.

(d)	10% (US$17,100) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled THE MAGICIAN (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (“Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$200,250 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$70,088) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$80,100) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$30,038) payable upon Theatrical Release Date of the Film.

(d)	10% (US$20,025) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7 No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof), HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement: Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

Regent Releasing L.L.C.
10990 Wilshire Blvd., 18th floor
Los Angeles, CA 90024
Mr. Paul Colichman
Here! Networks
1500 Broadway, Suite 1900
New York, NY 10036
As of October 01, 2008
Dear Paul:
This letter agreement (“Agreement”) sets forth the terms and conditions upon which Regent Releasing L.L.C. (“REGENT”) hereby engages Here Networks L.L.C. (“HERE”), to provide market and consulting services to REGENT in connection with theatrical release of the feature film entitled TOKYO SONATA (“Film”) on the following terms and conditions.
1. Term: The term of this Agreement shall commence on the date of this Agreement and shall continue for one (1) year thereafter (‘Term”). The theatrical release date is anticipated to be December 01, 2008 (“Theatrical Release Date”). Either party may terminate this Agreement during the Term upon thirty (30) days written notice.
2. Marketing and Consulting Services:
     (a) HERE shall perform Marketing and Consulting Services (Services”) which shall include, but not be limited to assisting REGENT in all aspects of marketing of feature film as requested by REGENT, including but not limited to the following: supervision of the creation and distribution of so called “behind the scenes” featurettes, pod cast and vidcasts promoting the release of the Film. This shall include but not be limited to writing marketing plans; strategizing with REGENT, filmmakers and producers, as needed, providing feedback on public relations (“PR”), marketing, release markets and theater booking strategies, assisting, as needed, in securing “word of mouth” partners and the development of promotional/strategic partners for the Film.
     (b) HERE’s Services will be rendered on a non-exclusive basis to REGENT.
3. Consulting Fee: In consideration of HERE’s services, REGENT agrees to pay HERE a consulting fee of US$162,000 (“Consulting Fee”) which shall be paid according to the following schedule upon HERE submitting invoices for its services to REGENT:
(a)	35% (US$56,700) payable no later than two (2) months prior to the Theatrical Release Date of the film.

(b)	40% (US$64,800) payable no later than one (1) month prior to the Theatrical Release Date of the Film.

(c)	15% (US$24,300) payable upon Theatrical Release Date of the Film.

(d)	10% (US$16,200) payable no later than one (1) month after the Theatrical Release Date of the Film.
4. Expenses: REGENT will reimburse HERE for reasonable expenses (“Expenses”).
5. REGENT’s Obligations: Neither REGENT nor any of its affiliated companies shall be obligated to make any actual use of HERE’s services hereunder, nor to use any material submitted or supervised by HERE. REGENT shall be deemed to have fully satisfied its obligations hereunder by paying the Consulting Fee to HERE expressly specified herein.
7. No Assignment: This Agreement is personal to REGENT and HERE may not assign its rights or delegate any of its duties or obligations hereunder without the prior permission of REGENT.
8. Ownership of Proceeds of Engagement: REGENT shall own and HERE hereby assign to REGENT all rights and interests of every nature, kind and character in and to the results and proceeds of the Consulting Services hereunder. All plans, materials, works, writings and output which are created, prepared or submitted by HERE in connection with the Services hereunder shall automatically become REGENT’s property, free of any rights or claims by HERE or any other person or entity. HERE further acknowledges that all results and proceeds of its Consulting Services shall be deemed to be works-made-for-hire for REGENT within the meaning of the copyright laws of the United States, and REGENT shall be deemed to be the sole author there of in all territories and for all purposes. If under any applicable law the results and proceeds of the Consulting Services (“Rights”) are not deemed or otherwise considered a work made for hire, then to the fullest extent allowable and for the full term of protection otherwise accorded to HERE under such applicable law (including any and all renewals, extensions and revivals thereof). HERE hereby assign and transfer to REGENT, or its designee, all right, title and interest to the Rights and any other works now or hereafter created containing the Rights.
9. Warranties: HERE represents, warrants and agrees that: HERE is free to enter into this Agreement; HERE is not subject to any conflicting obligation or disability which will or might prevent or interfere with the execution and performance of this Agreement by HERE.
10. Choice of Law: This Agreement will be interpreted in accordance with the laws of the State of California applicable to agreements entered into and to be wholly performed in California. The parties hereby consent to the exclusive jurisdiction of the courts (State and Federal) located in the County of Los Angeles, State of California.
11. Controversies: Any controversy or claim arising out of or in relation to this Agreement or the validity, construction or performance of this Agreement, or the breach thereof, shall be resolved by arbitration in accordance with the rules and procedures of the American Arbitration Association (AAA) under its jurisdiction in Los Angeles before a single arbitrator familiar with entertainment law. The parties shall have the right to engage in pre-hearing discovery in connection with such arbitration proceedings. The parties agree that they will abide by and perform any award rendered in any arbitration conducted pursuant hereto, that any court having jurisdiction thereof may issue a judgment based upon such award and that the prevailing party in such arbitration and/or confirmation proceeding shall be entitled to recover its reasonable attorneys’ fees and expenses. The arbitration will be held in Los Angeles and any award shall be

2

final, binding and non-appealable. The Parties agree to accept service of process in accordance with AAA Rules.
12. Assignment: REGENT may assign this Agreement or any of its rights or interest hereunder, in whole or in part, at any time to any party as REGENT shall determine in its sole discretion. HERE shall not, without the prior written permission of REGENT, have the right to assign this Agreement or any rights hereunder except to its affiliates, subsidiaries or licensees.
13. Remedies: In the event of any breach or alleged breach of this Agreement by REGENT, HERE’s sole remedy shall be an action at law for the recovery of money damages, and neither HERE shall have the right to enjoin or restrain the acquisition, use or the exhibition, distribution, advertising or exploitation of any film for which HERE have assisted in marketing. Other than failure to make payments to HERE as provided herein, no act or omission of REGENT hereunder shall constitute an event of default or a breach of this Agreement unless HERE shall first provide REGENT with written notice setting forth such alleged breach or default and REGENT shall not cure the same within sixty (60) business days after the giving of such notice.
14. Complete Agreement; Modifications: This Agreement cancels and supersedes all prior negotiations and understandings between the parties relating to the subject matter hereof, and contains all of the terms, conditions and promises of the parties hereto in the premises. No modification of any provision hereof shall be valid or binding unless in writing. No officer, or representative of REGENT has any authority to make any representation or promise not contained in this Agreement, and HERE expressly agree that neither party has executed this Agreement in reliance on any such representation or promise. Nothing herein contained shall be construed so as to require the commission of any act contrary to law, and if there is any conflict between any provision of this Agreement and any present or future statute, law, ordinance, regulation or provision of any applicable collective bargaining agreement contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event, the provision of this Agreement affected shall be curtailed and limited only to the extent necessary to make it consistent with such legal requirements or provisions. This Agreement is not a partnership between or joint venture by the parties hereto and neither party is the agent of the other. This Agreement is not for the benefit of any third party, whether or not referred to herein. This Agreement may be signed in counterpart, each of which shall be deemed an original, but all of which together shall constitute the Agreement. Time is of the essence of this Agreement.
15. Severability: If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid, illegal or incapable of being enforced, the remainder of such provision and of this Agreement shall continue in full force and effect.

3

16. Confidentiality: Each party to this Agreement agrees that its contents are sensitive in nature and to keep such terms and conditions private and confidential, except only as required by a court of law, or on an as needed basis to their business advisors (i.e. lawyers, accountants), who shall also hold such information in confidence. The terms of this Agreement are nonprecedential and noncitable.

AGREED TO AND ACCEPTED:

REGENT RELEASING L.L.C.

By:	/s/ Mark Reinhart

Its:

HERE NETWORKS L.L.C.

By:	/s/ Paul A. Colichman

Its:

4